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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported):   JANUARY 31, 2007


                             BUFFETS HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                333-116897                               22-3754018
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         (Commission File Number)                      (IRS Employer
                                                     Identification No.)

            1460 BUFFET WAY,
            EAGAN, MINNESOTA                                55121
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 (Address of Principal Executive Offices)                (Zip Code)


                                 (651) 994-8608
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.   REGULATION FD DISCLOSURE

This Current Report on Form 8-K is being filed to provide information and detail on Buffets Holdings, Inc.'s (the "Company") calculation of pro forma Covenant EBITDA (as that term is used in the Company's credit facility) as of December 13, 2006. The Company's calculation of pro forma Covenant EBITDA is attached as Exhibit 99.1 to this Current Report on Form 8-K.



ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

       (d)   EXHIBITS

             EXHIBIT
             NUMBER       DESCRIPTION
             ------       -----------

              99.1        Pro Forma Covenant EBITDA as of December 13, 2006.

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                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: January 31, 2007

                                            BUFFETS HOLDINGS, INC.



                                            By: /s/ Keith Wall
                                                ------------------------------
                                                Name:  Keith Wall
                                                Title: Chief Financial Officer



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                                 EXHIBIT INDEX
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EXHIBIT
NUMBER       DESCRIPTION
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 99.1        Pro Forma Covenant EBITDA as of December 13, 2006.